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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)   February 7, 2002
                                                      (February 7, 2002)



                           GLOBALSANTAFE CORPORATION
               (Exact name of registrant as specified in charter)



        Cayman Islands                 1-14634             98-0108989
(State or other jurisdiction of      (Commission        (I.R.S. Employer
 incorporation or organization)      file number)      Identification No.)



777 N. Eldridge Parkway,  Houston, Texas                77079-4493
(Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (281) 596-5100

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

          99.1 GlobalSantaFe Fleet Status as of February 7, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

Once during the first half of each calendar month and until further notice, GlobalSantaFe Corporation publishes a list containing information about the status of each rig in its offshore drilling rig fleet. The list includes each rig's rated water depth, design, location, and contract status, including information regarding the dayrate being earned by the rig. Information in the list for February 2002 is as of February 7, 2002. The list is included as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GLOBALSANTAFE CORPORATION



Date: February 7, 2002           By: /s/ Alexander A. Krezel
                                    ------------------------------------------
                                    Alexander A. Krezel
                                    Vice President, Associate General
                                     Counsel and Assistant Secretary
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                               INDEX TO EXHIBITS

Exhibit
Number          Description
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  99.1         GlobalSantaFe Fleet Status as of February 7, 2002.